Aztlan Global Stock Selection DM SMID ETF

SCHEDULE OF INVESTMENTS at October 31, 2022 (Unaudited)

	Shares	Value
Common Stocks - 100.5%
Airlines - 3.7%
Deutsche Lufthansa AG (1)	15,621	$107,182

Banks - 3.7%
Fukuoka Financial Group, Inc.	6,253	106,140

Beverages - 3.7%
Coca-Cola HBC AG	4,945	107,890

Commercial Services - 7.4%
Shin Nippon Biomedical Laboratories Ltd.	5,869	107,398
Wise PLC - Class A (1)	13,981	106,622
		214,020
Computers - 7.6%
Computershare Ltd.	6,750	109,107
Pure Storage, Inc. - Class A (1)	3,639	112,300
		221,407
Diversified Financial Services - 3.4%
Mr. Cooper Group, Inc. (1)	2,471	97,580

Electric - 10.8%
AGL Energy Ltd.	24,359	106,109
Drax Group PLC	17,886	106,866
Northland Power, Inc.	3,394	98,754
		311,729
Electrical Components & Equipment - 3.7%
Fujikura Ltd.	17,998	106,515

Engineering & Construction - 4.2%
Dycom Industries, Inc. (1)	1,041	123,025

Healthcare - Products - 3.7%
ConvaTec Group PLC	42,357	105,894

Insurance - 3.6%
Beazley PLC	14,605	104,598

Internet - 7.3%
Kakaku.com, Inc.	6,260	106,133
TripAdvisor, Inc. - Class A (1)	4,498	106,243
		212,376
Iron & Steel - 3.8%
OSAKA Titanium Technologies Co. Ltd.	4,570	109,413

Lodging - 7.7%
Hyatt Hotels Corp. - Class A (1)	1,233	116,161
Kyoritsu Maintenance Co. Ltd.	2,553	105,248
		221,409
Packaging & Containers - 7.5%
DS Smith PLC	31,753	105,675
Silgan Holdings, Inc.	2,370	112,243
		217,918
Retail - 11.4%
Casey’s General Stores, Inc.	492	114,493
Dufry AG	3,284	108,259
Lawson, Inc.	3,314	105,864
		328,616
Software - 7.3%
Privia Health Group, Inc. (1)	2,915	97,594
Ubisoft Entertainment SA (1)	4,113	112,876
		210,470
Total Common Stocks
(Cost $2,816,875)		2,906,182

Short-Term Investments - 0.1%
Money Market Funds - 0.1%
First American Government Obligations Fund, Class X, 2.924% (2)	2,937	2,937
Total Short-Term Investments
(Cost $2,937)		2,937

Total Investments in Securities - 100.6%
(Cost $2,819,812)		2,909,119
Liabilities in Excess of Other Assets - (0.6)%		(16,782)
Total Net Assets - 100.0%		$2,892,337

(1) Non-income producing security.
(2)	The rate shown is the annualized seven-day effective yield as of October 31, 2022.

Summary of Fair Value Exposure at October 31, 2022 (Unaudited)

The Aztlan Global Stock Selection DM SMID ETF (the “Fund”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2022:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$2,906,182	$-	$-	$2,906,182
Short-Term Investments	2,937	-	-	2,937
Total Investments in Securities	$2,909,119	$-	$-	$2,909,119

(1) See Schedule of Investments for the industry breakout.